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                                                                    Exhibit 10.1

                      SIXTH AMENDMENT TO REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT

     THIS SIXTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of September __, 2005, effective as of June 30, 2005 (the "Effective Date"), among PVC CONTAINER CORPORATION, a Delaware corporation ("PVC"), NOVATEC PLASTICS CORPORATION, a Delaware corporation ("Novatec"), NOVAPAK CORPORATION, a Delaware corporation ("Novapak"), AIROPAK CORPORATION, a Delaware corporation ("Airopak"), and MARPAC INDUSTRIES, INC., a New York corporation ("MI") (PVC, Novatec, Novapak, Airopak and MI, each a "Borrower" and collectively the "Borrowers"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as a Lender (as defined below) and as agent for Lenders (in such capacity, the "Agent").

                                   WITNESSETH:

     A. Pursuant to the Revolving Credit, Term Loan and Security Agreement dated August 31, 2000, as amended by the First Amendment to Revolving Credit, Term Loan and Security Agreement dated as of November 27, 2001, Second Amendment to Revolving Credit, Term Loan and Security Agreement dated as of June 11, 2003, Third Amendment to Revolving Credit, Term Loan and Security Agreement dated as of April __, 2004, Fourth Amendment to Revolving Credit, Term Loan and Security Agreement dated as of November 15, 2004 and Fifth Amendment to Revolving Credit, Term Loan and Security Agreement dated as of February 14, 2005 (as further amended, supplemented or modified from time to time, the "Credit Agreement"), by and among the Borrowers, certain former Borrowers, the financial institutions which are now or which hereafter become a party thereto (collectively, the "Lenders" and individually a "Lender") and the Agent, as agent for the Lenders, the Lenders agreed to make revolving credit and term loans to the Borrowers upon the terms and conditions set forth therein.

     B. PNC is currently the sole Lender.

     C. The Borrowers, the Agent and the sole Lender have agreed to amend the Credit Agreement upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agent and the sole Lender agree as follows:

     1. Capitalized terms used in this Amendment shall have the same meanings given them in the Credit Agreement, unless otherwise defined herein.

     2. The definition of "Debt Payments" in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

          " "Debt Payments" shall mean and include all cash actually expended by Borrowers to make (a) interest payments on any Advances hereunder, plus (b) scheduled principal payments on the

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          Term Loan and the Equipment Loans, plus (c) payments for all fees, commissions and charges set forth herein and with respect to any Advances, with the exception of the closing fee defined in the Fee Letter, plus (d) capitalized lease payments, plus (e) payments with respect to any other Indebtedness for borrowed money; provided, however, the calculation of Debt Payments for any period commencing on or after July 1, 2004 for purposes of this Agreement (except for purposes of determining the Fixed Charge Coverage Ratio for use in determining the Revolving Interest Rate and Term Loan Rate) shall not include any cash expended by or for the account of Novatec to make any of the payments described in the foregoing clauses (a) through (e)."

     3. The definition of "Earnings Before Interest and Taxes" in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

          " "Earnings Before Interest and Taxes" shall mean for any period the sum of (i) net income (or loss) of Borrowers on a consolidated basis for such period (excluding extraordinary gains and losses), plus (ii) all interest expense of Borrowers on a consolidated basis for such period, plus (iii) all charges against income of Borrowers on a consolidated basis for such period for federal, state and local taxes actually paid; provided, however, the calculation of Earnings Before Interest and Taxes for any period commencing on or after July 1, 2004 for purposes of this Agreement (except for purposes of determining EBITDA and the Fixed Charge Coverage Ratio for use in determining the Revolving Interest Rate and Term Loan Rate) shall not include (x) any net income (or loss) of or for the account of Novatec for such period,
          (y) any interest expense of or for the account of Novatec for such period, or (z) any charges against income of or for the account of Novatec for such period for federal, state and local taxes actually paid."

     4. The definition of "EBITDA" in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

          ""EBITDA" shall mean for any period the sum of (i) Earnings Before Interest and Taxes for such period plus (ii) depreciation expenses for such period, plus (iii) amortization expenses for such period, plus
          (iv) non-cash deferred management fees which are expended during such period, plus (v) restructuring charges for the Borrowers' fiscal year ended June 30, 2004 previously approved by Agent, plus (vi) in the case of any such period which is the Borrowers' fiscal year ending June 30, 2005 or which includes any part of such fiscal year, one-time charges for outside consultants, severance and other restructuring charges approved by Agent for such fiscal year or part thereof not exceeding an aggregate amount


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          of $2,200,000 for such fiscal year, plus (vii) in the case of any such period which is the Borrowers' fiscal year ending June 30, 2005 or which includes any part of such fiscal year (and in addition to the charges described in the foregoing clause (vi)), one-time restructuring charges approved by Agent for such fiscal year or part thereof not exceeding an aggregate amount of $1,500,000 for such fiscal year, plus (viii) in the case of any such period which is the Borrowers' fiscal year ending June 30, 2006 or which includes any part of such fiscal year, one-time restructuring charges approved by Agent for such fiscal year or part thereof not exceeding an aggregate amount of $800,000 for such fiscal year; provided, however, that (a) each calculation of EBITDA for purposes of this Agreement (except for purposes of determining the Fixed Charge Coverage Ratio for use in determining the Revolving Interest Rate and the Term Loan Rate) for any period which is the Borrowers' fiscal year ending June 30, 2005 or any fiscal year thereafter, or any part of any such fiscal year, shall exclude depreciation expenses, amortization expenses and non-cash deferred management fees of or for the account of Novatec and (b) the foregoing clauses (vii) and (viii) shall not apply (and the charges described therein shall not be added) to any calculation of EBITDA for purposes of determining the Fixed Charge Coverage Ratio for use in determining the Revolving Interest Rate and Term Loan Rate."

     5. The definition of "Fixed Charge Coverage Ratio" in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

          ""Fixed Charge Coverage Ratio" shall mean and include, with respect to any fiscal period, the ratio of (a) EBITDA minus unfinanced capitalized expenditures made and taxes paid in cash during such period to (b) all Debt Payments during such period (excluding all principal payments made to Fleet Bank during such fiscal period); provided, however, with respect to any fiscal period which includes the Borrowers' fiscal quarter ended December 31, 2004, "Fixed Charge Coverage Ratio" shall mean and include the ratio of (a) the sum of (i) EBITDA minus (ii) unfinanced capitalized expenditures made and taxes paid in cash during such period, plus (iii) a non-cash charge for goodwill impairment not exceeding $3,300,000 recognized during such fiscal quarter ended December 31, 2004, plus (iv) loss from any sale of PVC's real property located at 77 Kukuk Lane, Kingston, Town of Ulster, Ulster County, New York not exceeding $450,000 recognized during such fiscal quarter ended December 31, 2004 to (b) all Debt Payments during such period (excluding all principal payments made to Fleet Bank during such fiscal period); and provided further, however, any calculation of Fixed Charge Coverage Ratio


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          for any fiscal period commencing on or after July 1, 2004 for purposes of this Agreement (except for purposes of determining the Fixed Charge Coverage Ratio for use in determining the Revolving Interest Rate and Term Loan Rate) shall not include (or deduct) any unfinanced capital expenditures made or taxes paid in cash during such period by or for the account of Novatec."

     6. The definition of "Net Worth" in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

          " "Net Worth at a particular date, shall mean all amounts which would be included under shareholders' equity on a balance sheet of the Borrowers on a consolidated basis determined in accordance with GAAP as at such date; provided, however, in calculating Net Worth at any date on or after July 1, 2004 for purposes of this Agreement, Novatec shall not be included in such calculation as a Borrower."

     7. Section 6.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "6.5. Net Worth. Maintain:

               (a) at all times prior to July 1, 2004 a Net Worth in an amount not less than $16,800,000; provided that such amount shall be increased at the end of each fiscal year of Borrowers, commencing with fiscal year end June 30, 2001, by an amount equal to fifty percent (50%) of the net income, if any, of Borrowers on a consolidated basis for such fiscal year then ended, calculated in accordance with GAAP, and provided further, however, that, notwithstanding the foregoing, such Net Worth as of December 31, 2001 shall be in an amount not less than $16,500,000, and

               (b) at all times from and after July 1, 2004 a Net Worth in an amount of not less than $10,000,000; provided that such amount shall be increased at the end of each fiscal year of Borrowers, commencing with fiscal year end June 30, 2005, by an amount equal to fifty percent (50%) of the net income, if any, of Borrowers (excluding Novatec) on a consolidated basis for such fiscal year then ended, calculated in accordance with GAAP."

     8. Nothing contained in this Amendment shall be deemed to be a consent by the sole Lender or the Agent to any sale of PVC's real property located at 275 Industrial Way West, Eatontown, New Jersey.

     9. The Borrowers agree to pay to the sole Lender an amendment fee of twenty-five thousand dollars ($25,000) (the "Amendment Fee"), payable on the date hereof.


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     10. In order to induce the sole Lender and the Agent to enter into this
Amendment, the Borrowers hereby represent, warrant and covenant that:

          (a) no Default or Event of Default has occurred and is continuing or will occur after giving effect to the transactions contemplated by this Amendment;

          (b) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes their respective legal, valid and binding obligations, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally;

          (c) the Credit Agreement and each of the Other Documents, after giving effect to this Amendment and the transactions contemplated hereby, continue to be in full force and effect and to constitute the legal, valid and binding obligations of each Borrower, enforceable against each such Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally; and

          (d) the representations and warranties made by each Borrower in or pursuant to the Credit Agreement or any Other Document, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, are each true and correct in all material respects on and as of the date hereof, as though made on and as of such date.

     11. This Amendment shall become effective as of the Effective Date upon receipt by the Agent of (a) four (4) originals of this Amendment executed by each Borrower and one original of this Amendment executed by the sole Lender and
(b) payment of the Amendment Fee.

     12. The Borrowers hereby confirm that all liens granted on the Collateral shall continue unimpaired and in full force and effect.

     13. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     14. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York, without giving effect to the principles of conflicts of law. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agent, and their respective successors and permitted assigns.

     15. From and after the effectiveness hereof, all references to the Credit Agreement in the Other Documents shall mean the Credit Agreement as amended and modified by this Amendment.


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     16. Except as amended and otherwise modified by this Amendment, the Credit
Agreement and the Other Documents shall remain in full force and effect in accordance with their respective terms. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Credit Agreement or any Other Document, a waiver of any Default or Event of Default thereunder, or a waiver or release of any of Agent's or any Lender's rights or remedies (all of which are hereby reserved). THE BORROWERS EXPRESSLY RATIFY AND CONFIRM THE WAIVER OF JURY TRIAL AND OTHER PROVISIONS OF SECTION 12.3 OF THE CREDIT AGREEMENT.

            [SPACE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]


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     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATTEST:                                 PVC CONTAINER CORPORATION,
                                        a Delaware corporation


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Jeffrey Shapiro                   Name: William J. Bergen
Title: Senior Vice President and        Title: President and Chief Executive
       Chief Financial Officer                 Officer

                [Seal]


ATTEST:                                 NOVATEC PLASTICS CORPORATION,
                                        a Delaware corporation


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Jeffrey Shapiro                   Name: William J. Bergen
Title: Senior Vice President and        Title: President and Chief Executive
       Chief Financial Officer                 Officer

                [Seal]


ATTEST:                                 NOVAPAK CORPORATION,
                                        a Delaware corporation


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Jeffrey Shapiro                   Name: William J. Bergen
Title: Senior Vice President and        Title: President and Chief Executive
       Chief Financial Officer                 Officer

                [Seal]


ATTEST:                                 AIROPAK CORPORATION,
                                        a Delaware corporation


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Jeffrey Shapiro                   Name: William J. Bergen
Title: Senior Vice President and        Title: President and Chief Executive
       Chief Financial Officer                 Officer

                [Seal]

               [FIRST OF THREE SIGNATURE PAGES TO SIXTH AMENDMENT]


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ATTEST:                                 MARPAC INDUSTRIES, INC.,
                                        a New York corporation


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Jeffrey Shapiro                   Name: William J. Bergen
Title: Senior Vice President and        Title: President and Chief Executive
       Chief Financial Officer                 Officer

                [Seal]

              [SECOND OF THREE SIGNATURE PAGES TO SIXTH AMENDMENT]


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                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Lender and as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

               [THIRD OF THREE SIGNATURE PAGES TO SIXTH AMENDMENT]


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

STATE OF NEW JERSEY   )
                      )  SS.:
COUNTY OF MONMOUTH    )

     On the ______ day of September, in the year 2005 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of PVC CONTAINER CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                         _______________________________________________________

STATE OF NEW JERSEY   )
                      )  SS.:
COUNTY OF MONMOUTH    )

     On the ______ day of September, in the year 2005 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of NOVATEC PLASTICS CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                         _______________________________________________________

STATE OF NEW JERSEY   )
                      )  SS.:
COUNTY OF MONMOUTH    )

     On the ______ day of September, in the year 2005 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of NOVAPAK CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                         _______________________________________________________


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

STATE OF NEW JERSEY   )
                      )  SS.:
COUNTY OF MONMOUTH    )

     On the ______ day of September, in the year 2005 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of AIROPAK CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                         _______________________________________________________

STATE OF NEW JERSEY   )
                      )  SS.:
COUNTY OF MONMOUTH    )

     On the ______ day of September, in the year 2005 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of MARPAC INDUSTRIES, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                         _______________________________________________________


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